                                                                    EXHIBIT 99.1

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

             ------------------------------------------------------
                          American Express Master Trust
             ------------------------------------------------------


      The undersigned, a duly authorized reporsentative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify The information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.    TRS is Servicer under the Agreement.

3.    The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 2003 and related due period from June 28, 2003 through July 28, 2003.


A.    Information Regarding the American Express Master Trust


1.    Trust Principal Component as of the end of the
      preceding Due Period                                    $6,342,362,735.64

2.    Aggregate Invested Amounts as of the end of the
      preceding Due Period                                    $4,047,190,045.00

3.    Transferor Amount as of the end of the preceding
      Due Period                                              $2,295,172,690.64

4.(a) Transferor Percentage as of the end of the second
      preceding Due Period                                             36.3523%

4.(b) Transferor Percentage as of the end of the
      preceding Due Period                                             36.1880%

5.    Aggregate Excess Principal Collections for the
      preceding Due Period                                    $3,397,677,098.14

6.    Aggregate Principal Shortfalls for the preceding
      Due Period                                                          $0.00

                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.    The aggregate Receivable balance as of

   (a)the beginning of the preceding Due Period was
      equal to.....                                           $6,555,396,433.35

   (b)the end of the preceding Due Period was
      equal to.....                                           $6,538,518,284.17

2.    The Yield Factor in effect for the preceding
      Due Period                                                        3.0000%

3.    The aggregate amount of billed Receivables as of the
      beginning of the preceding Due Period was
      equal to.....                                           $6,374,942,411.82

4.(a) The aggregate amount of Collections on Receivables,
      exclusive of recoveries for the preceding
      Due Period was equal to.....                            $5,487,116,137.13

  (b) The aggregate balance of Receivables deposited
      to the Collection Account Pursuant to
      Sections 2.04 (d) and 3.03 of the Agreement for the
      preceding Due Period was equal to                                   $0.00

5.    The aggregate amount of Principal Collections for
      the preceding Due Period was equal to.....              $5,322,502,653.02

6.    The aggregate amount of Yield Collections for the
      preceding Due Period was equal to.....                    $164,613,484.11

7.    Gross Losses
      [The aggregate amount of Receivables for all Accounts
      which became Defaulted Accounts during the
      preceding Due Period] was equal to.....                    $20,574,491.25

8.    The aggregate amount of Recoveries for the preceding
      Due Period was equal to.....                                $4,336,428.76

9.(a) Net Losses [Gross Losses, less Recoveries] for the
      preceding Due Period was equal to.....                     $16,238,062.49

  (b) The Default Amount [Net Losses, times
      (1 minus the Yield Factor)] for the
      preceding Due Period was equal to.....                     $15,750,920.62

10.   Delinquent Balances
      The aggregate amount of outstanding balances in the Accounts that was delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period:

                                Aggregate Balance
      (a)   30-59 Days             $70,070,729.54
      (b)   60-89 Days             $25,825,639.68
      (c)   90-119 Days            $18,701,934.73
      (d)   120 days or more       $81,663,009.43
       Total                      $196,261,313.38

                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.    The aggregate amount of Charge Volume and Fees
      for the preceding Due Period                            $5,490,812,479.20

2.    Computed yield as a percentage of Charge Volume and Fees
      [Yield Collections for the preceding Due Period
      divided by teh aggregate amount of Charge Volume and Fees
      for the preceding Due Period].....                                2.9980%

3.    Gross Losses as a Percentage of Charge Volume and Fees
      [Gross Losses, divided by the aggregate amount of Charge
      Volume and fees for the preceding Due Period].....                0.3747%

4.    Recovery rate [Recoveries, divided by the aggregate amount of Charge Volume and Fees for the preceding Due
      Period].....                                                      0.0790%

5.    Net Losses as a Percentage of Charge Volume and Fees [Net
      Losses, divided by the aggregate amount of Charge Volume
      and Fees for the preceding Due Period].....                       0.2957%

6.    Computed Net Yield as a Percentage of Charge Volume and
      Fees [Yield Collections less Net Losses, divided by the
      aggregate amount of Charge Volume and Fees for the
      preceding Due Period].....                                        2.7022%

7.    Average Monthly Payment rate for the Due Period
      [Collections on Receivables, excluding Recoveries for the
      preceding Due Period, divided by the aggregate amount of
      billed Receivables as of the beginning of the preceding
      Due Period].....                                                 86.0732%

8.    Receivable turnover rate
      Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
      balances for the previous twelve Due Periods, including
      the Receivable balance at the beginning of such twelve
      month period                                                      9.9845%

9.    Delinquency rates
      [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

      (a)   30-59 Days                  1.1078%
      (b)   60-89 Days                  0.4083%
      (c)   90-119 Days                 0.2957%
      (d)   120 or more Days            1.2910%

                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

D.    Information Regarding the Privileged Assets Program

1.    Estimated Trust Privileged Assets Billed Amounts for the
      second preceding Due Period.....                           $16,332,382.00

2.    Privileged Assets Applied Dilution Factor for the second
      preceding Due Period.....                                       29.33678%

3.    Privileged Assets Calculated Amount for the preceding Due
      Period.....                                                 $4,647,653.00

4.    Trust Principal Component as of the end of the
      preceding Due Period (reduced by the Privileged Assets
      Calculated                                              $6,337,715,082.00

5.    Minimum Trust Principal Component.....                  $4,348,200,000.00

6.    Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period) as of the end of the preceding
      Due Period.....                                         $2,290,525,037.00

7.    The Trust Principal Component as of the end of the
      preceding Due Period (reduced by the privileged Assets
      Calculated Amount for the preceding Due Period) [Item 4]
      was not less than the Minimum Trust Principal Component
      [Item 5].                                                             Yes

8.    Transferor Amount (reduced by the Privileged Assets
      Calculated Amount for the preceding Due Period) [Item 6]
      as a percentage of the Trust Principal Component (reduced
      by the Privileged Assets Calculated Amount for the
      preceding Due Period) [Item 4].                                    36.14%

9.    The Transferor Amount (reduced by the Privileged Assets
      Calculated Amount for the preceding Due Period) [Item 6]
      was not less than 3.0% of the Trust Principal Component
      (reduced by the Privileged Assets Calculated Amount for
      the preceding Due Period) [Item 4].....                               Yes

                          Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

10.   Estimated Trust Privileged Assets Billed Amounts
      for the second Preceding Due Period [Item 1] as a
      percentage of Trust Principal Component for the
      preceding Due Period (as reduced) [Item 4].....                   0.2520%

11.   Item 10 does not exceed 1% at the same time as Item 8 is
      not less than 17%.                                                    Yes

12.   Average of the privileged Assets Monthly Payment Rates for the 6 month period ending on the last day of the second
      preceding Due Period.                                           87.73759%

13.   Trust Average Monthly Payment Rate for the preceding Due
      Period.                                                          89.3116%

14.   110% of Item 13.....                                             98.2428%

15.   Item 12 is not less than Item 14                                       No

16. Item 8 is not less than 17%                                             Yes



IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 6th day of August,2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,



                                            By: /s/ Robin Flanagan
                                               ---------------------------
                                            Name:   Robin Flanagan
                                            Title:  Director
                                                    Global External Reporting

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-3
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1994-3 Certificates

A. Information Regarding American Express Master Trust Series 1994-3 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the Second
      preceding Due Period.....                                         4.9925%

2.    Fixed Allocation Percentage.....                                  0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                   $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii) treated
      as Principal Collections.....                                       $0.00

4.    The amount of Yield Collections allocable to Series 1994-3
      [Floating Allocation Percentage, times Yield
      Collections].....                                           $8,218,341.01

5.    The amount of Principal Collections allocable to Series
      1994-3:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.....                    $  265,726,359.35

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections].....                                         $0.00

6.    The Investor Default Amount allocable to Series 1994-3
      [Floating Allocation Percentage, times Default
      Amount].....                                                  $786,365.94

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1994-3
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 7.8500%                          $1,962,500.00

2.    Class B Monthly Interest                                      $115,674.60

3.    Investor Monthly Servicing Fee                                $529,100.53

4.    Reimbursement of Class A Investor Charge offs                       $0.00

5.    Investor Default Amount                                       $786,365.94

6.    Unpaid Class B Interest                                             $0.00

7.    Reimbursement of Class B Investor Charge offs                       $0.00

8.    Excess Yield Collections                                    $4,824,699.94

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-3
            ------------------------------------------------------

C. Information on the Application of Principal Collections to the Collection Account regarding Series 1994-3
      Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders              $0.00

2.    Class B Monthly Principal deposited to the Collection
      Account for distribution to Class B Certificateholders              $0.00

3.    Series 1994-3 Principal Shortfall                                   $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 1994-3 Collection Account for
      distribution to Certificateholders                                  $0.00

5.    Excess Principal Collections allocable to other Series    $266,512,725.29

D.    Information Regarding the Series 1994-3 Class A Interest
      Funding Account

1.    Beginning Balance                                           $7,850,000.00

2.    Deposit from Collection Account                             $1,962,500.00

3.    Withdrawal to Class A Certificateholders, if any                    $0.00

4.    Ending Balance                                              $9,812,500.00

E.    Information Regarding the Series 1994-3 Accrued and Unpaid
      Amounts

1.    The amount of any Class A Monthly Interest previously due
      but not deposited in the Class A Interest Funding Account
      on a prior Distribution Date.....                                   $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                   $0.00

3.    The amount of any Class B Monthly Interest previously due
      but not distributed to Class B Certificateholders on a
      prior Distribution Date.....                                        $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                                $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-3
            ------------------------------------------------------

F. Information Regarding Series 1994-3 Certificate Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance                               $300,000,000.00

2.    Class B Certificate Balance                                $17,460,317.00

3.    Class A Invested Amount                                   $300,000,000.00

4.    Class B Invested Amount                                    $17,460,317.00

5.    Class A Investor Charge Offs for the preceding Due Period           $0.00

6.    Class B Investor Charge Offs for the preceding Due Period           $0.00

7.    Unreimbursed Class A Investor Charge Offs                           $0.00

8.    Unreimbursed Class B Investor Charge Offs                           $0.00

G.    Information Regarding the Current Monthly Distribution To
      Class A and Class B Certificateholders

1.    Total Class A distributions                                         $0.00

2.    Class A interest distributions                                      $0.00

3.    Class A principal distributions                                     $0.00

4.    Total Class B distributions                                   $115,674.60

5.    Class B interest distributions                                $115,674.60

6.    Class B principal distributions                                     $0.00

H.    The Series 1994-3 Factors

1.    The Series 1994-3 Class A Factor for the preceding Record
      Date [which represents the ratio of the amount of the
      Class A Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class A
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

2.    The Series 1994-3 Class B Factor for the preceding Record
      Date [which represents the ration of the amount of the
      Class B Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class B
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-3
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 6th day of August, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,



                                            By: /s/ Robin Flanagan
                                               ---------------------------
                                            Name:   Robin Flanagan
                                            Title:  Director
                                                    Global External Reporting

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-1
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1996-1 Certificates

A.    Information Regarding American Express Master Trust Series
      1996-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the Second
      preceding Due Period.....                                        16.1514%

2.    Fixed Allocation Percentage.....                                  0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii) treated
      as Yield Collections.....                                           $0.00

   (b) Additional Amounts pursuant to Section 4.03(c)(ii)
       treated as Principal Collections.....                              $0.00

4.    The amount of Yield Collections allocable to Series 1996-1
      [Floating Allocation Percentage, times Yield
      Collections].....                                          $26,587,443.79

5.    The amount of Principal Collections allocable to Series
      1996-1:

(a)   During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as Excess
      Principal Collections.....                                $859,660,682.68

(b)   During the Accumulation Period or an Amortization Period
      [Fixed Allocation Percentage, times Principal
      Collections].....                                                   $0.00

6.    The Investor Default Amount allocable to Series 1996-1
      [Floating Allocation Percentage, times Default
      Amount].....                                                $2,544,000.08

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1996-1
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 1.2569%                          $1,028,197.67

2.    Class B Monthly Interest                                      $468,581.08

3.    Investor Monthly Servicing Fee                              $1,711,711.71

4.    Reimbursement of Class A Investor Charge offs                       $0.00

5.    Investor Default Amount                                     $2,544,000.08

6.    Unpaid Class B Interest                                             $0.00

7.    Reimbursement of Class B Investor Charge offs                       $0.00

8.    Excess Yield Collections                                   $20,834,953.25

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-1
            ------------------------------------------------------

C. Information on the Application of Principal Collections to the Collection Account regarding Series 1996-1
      Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders              $0.00

2.    Class B Monthly Principal deposited to the Collection
      Account for distribution to Class B Certificateholders              $0.00

3.    Series 1996-1 Principal Shortfall                                   $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 1996-1 Collection Account for
      distribution to Certificateholders                                  $0.00

5.    Excess Principal Collections allocable to other Series    $862,204,682.76

D.    Information Regarding the Series 1996-1 Class A Interest
      Funding Account

1.    Beginning Balance                                                   $0.00

2.    Deposit from Collection Account                             $1,028,197.67

3.    Withdrawal to Class A Certificateholders, if any            $1,028,197.67

4.    Ending Balance                                                      $0.00

E.    Information Regarding the Series 1996-1 Accrued and Unpaid
      Amounts

1.    The amount of any Class A Monthly Interest previously due
      but not deposited in the Class A Interest Funding Account
      on a prior Distribution Date.....                                   $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                   $0.00

3.    The amount of any Class B Monthly Interest previously due
      but not distributed to Class B Certificateholders on a
      prior Distribution Date.....                                        $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                                $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-1
            ------------------------------------------------------

F.    Information Regarding Series 1996-1 Certificate Balances,
      Invested Amounts, and Investor Charge Offs (for the preceding Due Period)

1.    Class A Certificate Balance                               $950,000,000.00

2.    Class B Certificate Balance                                $77,027,027.00

3.    Class A Invested Amount                                   $950,000,000.00

4.    Class B Invested Amount                                    $77,027,027.00

5.    Class A Investor Charge Offs for the preceding Due Period           $0.00

6.    Class B Investor Charge Offs for the preceding Due Period           $0.00

7.    Unreimbursed Class A Investor Charge Offs                           $0.00

8.    Unreimbursed Class B Investor Charge Offs                           $0.00

G.    Information Regarding the Current Monthly Distribution To
      Class A and Class B Certificateholders

1.    Total Class A distributions                                 $1,028,197.67

2.    Class A interest distributions                              $1,028,197.67

3.    Class A principal distributions                                     $0.00

4.    Total Class B distributions                                   $468,581.08

5.    Class B interest distributions                                $468,581.08

6.    Class B principal distributions                                     $0.00

H.    The Series 1996-1 Factors

1.    The Series 1996-1 Class A Factor for the preceding Record
      Date [which represents the ratio of the amount of the
      Class A Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class A
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              0.0000000%

2.    The Series 1996-1 Class B Factor for the preceding Record
      Date [which represents the ration of the amount of the
      Class B Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class B
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              0.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-1
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 6th day of August, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,



                                            By: /s/ Robin Flanagan
                                               ---------------------------
                                            Name:   Robin Flanagan
                                            Title:  Director
                                                    Global External Reporting

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2001-1
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 2001-1 Certificates

A.    Information Regarding American Express Master Trust Series
      2001-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the Second
      preceding Due Period.....                                        12.7511%

2.    Fixed Allocation Percentage.....                                  0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                   $0.00

(b)   Additional Amounts pursuant to Section 4.03(c)(ii) treated
      as Principal Collections.....                                       $0.00

4.    The amount of Yield Collections allocable to Series 2001-1
      [Floating Allocation Percentage, times Yield
      Collections].....                                          $20,990,087.18

5.    The amount of Principal Collections allocable to Series
      2001-1:

(a)   During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as Excess
      Principal Collections.....                                $678,679,485.66

(b)   During the Accumulation Period or an Amortization Period
      [Fixed Allocation Percentage, times Principal
      Collections].....                                                   $0.00

6.    The Investor Default Amount allocable to Series 2001-1
      [Floating Allocation Percentage, times Default
      Amount].....                                                $2,008,421.11

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2001-1
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 1.1969%                            $772,985.00

2.    Class B Monthly Interest                                       $79,954.86

3.    Investor Monthly Servicing Fee                              $1,351,351.35

4.    Reimbursement of Class A Investor Charge offs                       $0.00

5.    Investor Default Amount                                     $2,008,421.11

6.    Unpaid Class B Interest                                             $0.00

7.    Reimbursement of Class B Investor Charge offs                       $0.00

8.    Funding of Reserve Account                                          $0.00

9.    Excess Yield Collections                                   $16,777,374.86

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2001-1
            ------------------------------------------------------

C. Information on the Application of Principal Collections to the Collection Account regarding Series 2001-1
      Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders              $0.00

2.    Class B Monthly Principal deposited to the Collection
      Account for distribution to Class B Certificateholders              $0.00

3.    Series 2001-1 Principal Shortfall                                   $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2001-1 Collection Account for
      distribution to Certificateholders                                  $0.00

5.    Excess Principal Collections allocable to other Series    $680,687,906.78

D.    Information Regarding the Series 2001-1 Class A Interest
      Funding Account

1.    Beginning Balance                                                   $0.00

2.    Deposit from Collection Account                               $772,985.00

3.    Withdrawal to Class A Certificateholders, if any              $772,985.00

4.    Ending Balance                                                      $0.00

E.    Information Regarding the Series 2001-1 Accrued and Unpaid
      Amounts

1.    The amount of any Class A Monthly Interest previously due
      but not deposited in the Class A Interest Funding Account
      on a prior Distribution Date.....                                   $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                   $0.00

3.    The amount of any Class B Monthly Interest previously due
      but not distributed to Class B Certificateholders on a
      prior Distribution Date.....                                        $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Distribution Date.....          $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2001-1
            ------------------------------------------------------

F.    Information Regarding Series 2001-1 Certificate Balances,
      Invested Amounts, and Investor Charge Offs (for the preceding Due Period)

1.    Class A Certificate Balance                               $750,000,000.00

2.    Class B Certificate Balance                                $60,810,810.00

3.    Class A Invested Amount                                   $750,000,000.00

4.    Class B Invested Amount                                    $60,810,810.00

5.    Class A Investor Charge Offs for the preceding Due Period           $0.00

6.    Class B Investor Charge Offs for the preceding Due Period           $0.00

7.    Unreimbursed Class A Investor Charge Offs                           $0.00

8.    Unreimbursed Class B Investor Charge Offs                           $0.00

G.    Information Regarding the Current Monthly Distribution To
      Class A and Class B Certificateholders

1.    Total Class A distributions                                   $772,985.00

2.    Class A interest distributions                                $772,985.00

3.    Class A principal distributions                                     $0.00

4.    Total Class B distributions                                    $79,954.86

5.    Class B interest distributions                                 $79,954.86

6.    Class B principal distributions                                     $0.00

H.    The Series 2001-1 Factors

1.    The Series 2001-1 Class A Factor for the preceding Record
      Date [which represents the ratio of the amount of the
      Class A Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class A
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

2.    The Series 2001-1 Class B Factor for the preceding Record
      Date [which represents the ration of the amount of the
      Class B Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class B
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2001-1
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2001-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 6th day of August, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,



                                            By: /s/ Robin Flanagan
                                               ---------------------------
                                            Name:   Robin Flanagan
                                            Title:  Director
                                                    Global External Reporting

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-1
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 2002-1 Certificates

A.    Information Regarding American Express Master Trust Series
      2002-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the Second
      preceding Due Period.....                                        12.7511%

2.    Fixed Allocation Percentage.....                                  0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii) treated
      as Yield Collections.....                                           $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii) treated
      as Principal Collections.....                                       $0.00

4.    The amount of Yield Collections allocable to Series 2002-1
      [Floating Allocation Percentage, times Yield
      Collections].....                                          $20,990,087.18

5.    The amount of Principal Collections allocable to Series
      2002-1:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as Excess
      Principal Collections.....                                $678,679,485.66

  (b) During the Accumulation Period or an Amortization Period
      [Fixed Allocation Percentage, times Principal
      Collections].....                                                   $0.00

6.    The Investor Default Amount allocable to Series 2002-1
      [Floating Allocation Percentage, times Default
      Amount].....                                                $2,008,421.11

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2002-1
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 1.1769%                            $760,068.33

2.    Class B Monthly Interest                                       $79,954.86

3.    Investor Monthly Servicing Fee                              $1,351,351.35

4.    Reimbursement of Class A Investor Charge offs                       $0.00

5.    Investor Default Amount                                     $2,008,421.11

6.    Unpaid Class B Interest                                             $0.00

7.    Reimbursement of Class B Investor Charge offs                       $0.00

8.    Funding of Reserve Account                                          $0.00

9.    Excess Yield Collections                                   $16,790,291.52

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-1
            ------------------------------------------------------

C. Information on the Application of Principal Collections to the Collection Account regarding Series 2002-1
      Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders              $0.00

2.    Class B Monthly Principal deposited to the Collection Account for
      distribution to Class B Certificateholders                          $0.00

3.    Series 2002-1 Principal Shortfall                                   $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2002-1 Collection Account for
      distribution to Certificateholders                                  $0.00

5.    Excess Principal Collections allocable to other Series    $680,687,906.78

D.    Information Regarding the Series 2002-1 Class A Interest
      Funding Account

1.    Beginning Balance                                                   $0.00

2.    Deposit from Collection Account                               $760,068.33

3.    Withdrawal to Class A Certificateholders, if any              $760,068.33

4.    Ending Balance                                                      $0.00

E.    Information Regarding the Series 2002-1 Accrued and Unpaid
      Amounts

1.    The amount of any Class A Monthly Interest previously due
      but not deposited in the Class A Interest Funding Account
      on a prior Distribution Date.....                                   $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                   $0.00

3.    The amount of any Class B Monthly Interest previously due
      but not distributed to Class B Certificateholders on a
      prior Distribution Date.....                                        $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                                $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-1
            ------------------------------------------------------

F.    Information Regarding Series 2002-1 Certificate Balances,
      Invested Amounts, and Investor Charge Offs (for the preceding Due Period)

1.    Class A Certificate Balance                               $750,000,000.00

2.    Class B Certificate Balance                                $60,810,810.00

3.    Class A Invested Amount                                   $750,000,000.00

4.    Class B Invested Amount                                    $60,810,810.00

5.    Class A Investor Charge Offs for the preceding Due Period           $0.00

6.    Class B Investor Charge Offs for the preceding Due Period           $0.00

7.    Unreimbursed Class A Investor Charge Offs                           $0.00

8.    Unreimbursed Class B Investor Charge Offs                           $0.00

G.    Information Regarding the Current Monthly Distribution To
      Class A and Class B Certificateholders

1.    Total Class A distributions                                   $760,068.33

2.    Class A interest distributions                                $760,068.33

3.    Class A principal distributions                                     $0.00

4.    Total Class B distributions                                    $79,954.86

5.    Class B interest distributions                                 $79,954.86

6.    Class B principal distributions                                     $0.00

H.    The Series 2002-1 Factors

1.    The Series 2002-1 Class A Factor for the preceding Record
      Date [which represents the ratio of the amount of the
      Class A Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class A
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

2.    The Series 2002-1 Class B Factor for the preceding Record
      Date [which represents the ration of the amount of the
      Class B Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class B
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-1
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 6th day of August, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,



                                            By: /s/ Robin Flanagan
                                               ---------------------------
                                            Name:   Robin Flanagan
                                            Title:  Director
                                                    Global External Reporting

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-2
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 2002-2 Certificates

A.    Information Regarding American Express Master Trust Series
      2002-2 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the Second
      preceding Due Period.....                                        17.0015%

2.    Fixed Allocation Percentage.....                                  0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                   $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections.....                               $0.00

4.    The amount of Yield Collections allocable to Series 2002-2
      [Floating Allocation Percentage, times Yield
      Collections].....                                          $27,986,782.94

5.    The amount of Principal Collections allocable to Series
      2002-2:

(a)   During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as Excess
      Principal Collections.....                                $904,905,981.72

(b)   During the Accumulation Period or an Amortization Period
      [Fixed Allocation Percentage, times Principal
      Collections].....                                                   $0.00

6.    The Investor Default Amount allocable to Series 2002-2
      [Floating Allocation Percentage, times Default
      Amount].....                                                $2,677,894.82

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2002-2
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 1.1569%                            $996,202.22

2.    Class B Monthly Interest                                      $108,701.08

3.    Investor Monthly Servicing Fee                              $1,801,801.80

4.    Reimbursement of Class A Investor Charge offs                       $0.00

5.    Investor Default Amount                                     $2,677,894.82

6.    Unpaid Class B Interest                                             $0.00

7.    Reimbursement of Class B Investor Charge offs                       $0.00

8.    Funding of Reserve Account                                          $0.00

9.    Excess Yield Collections                                   $22,402,183.01

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-2
            ------------------------------------------------------

C. Information on the Application of Principal Collections to the Collection Account regarding Series 2002-2
      Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders              $0.00

2.    Class B Monthly Principal deposited to the Collection
      Account for distribution to Class B Certificateholders              $0.00

3.    Series 2002-2 Principal Shortfall                                   $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2002-2 Collection Account for
      distribution to Certificateholders                                  $0.00

5.    Excess Principal Collections allocable to other Series    $907,583,876.54

D.    Information Regarding the Series 2002-2 Class A Interest
      Funding Account

1.    Beginning Balance                                                   $0.00

2.    Deposit from Collection Account                               $996,202.22

3.    Withdrawal to Class A Certificateholders, if any              $996,202.22

4.    Ending Balance                                                      $0.00

E.    Information Regarding the Series 2002-2 Accrued and Unpaid
      Amounts

1.    The amount of any Class A Monthly Interest previously due
      but not deposited in the Class A Interest Funding Account
      on a prior Distribution Date.....                                   $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                   $0.00

3.    The amount of any Class B Monthly Interest previously due
      but not distributed to Class B Certificateholders on a
      prior Distribution Date.....                                        $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                                $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-2
            ------------------------------------------------------

F.    Information Regarding Series 2002-2 Certificate Balances,
      Invested Amounts, and Investor Charge Offs (for the preceding Due Period)

1.    Class A Certificate Balance                             $1,000,000,000.00

2.    Class B Certificate Balance                                $81,081,081.00

3.    Class A Invested Amount                                 $1,000,000,000.00

4.    Class B Invested Amount                                    $81,081,081.00

5.    Class A Investor Charge Offs for the preceding Due Period           $0.00

6.    Class B Investor Charge Offs for the preceding Due Period           $0.00

7.    Unreimbursed Class A Investor Charge Offs                           $0.00

8.    Unreimbursed Class B Investor Charge Offs                           $0.00

G.    Information Regarding the Current Monthly Distribution To
      Class A and Class B Certificateholders

1.    Total Class A distributions                                   $996,202.22

2.    Class A interest distributions                                $996,202.22

3.    Class A principal distributions                                     $0.00

4.    Total Class B distributions                                   $108,701.08

5.    Class B interest distributions                                $108,701.08

6.    Class B principal distributions                                     $0.00

H.    The Series 2002-2 Factors

1.    The Series 2002-2 Class A Factor for the preceding Record
      Date [which represents the ratio of the amount of the
      Class A Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class A
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

2.    The Series 2002-2 Class B Factor for the preceding Record
      Date [which represents the ration of the amount of the
      Class B Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class B
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                              1.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 2002-2
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 6th day of August, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,



                                            By: /s/ Robin Flanagan
                                               ---------------------------
                                            Name:   Robin Flanagan
                                            Title:  Director
                                                    Global External Reporting